UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2009

Date of Report (Date of earliest event reported)

Quality Distribution, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

(Address of principal executive offices) (Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2009, Quality Distribution, LLC (“QD LLC”) and QD Capital Corporation (together with QD LLC, the “Issuers”) and the guarantors named in the Series A Indenture (as defined below) entered into a Third Supplemental Indenture (the “Third Series A Supplemental Indenture”) to the Indenture governing the Issuers’ senior floating rate notes due 2012, Series A (the “Old Series A Notes”), dated as of January 28, 2005, among the Issuers, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Series A Indenture”).

On September 29, 2009, the Issuers and the guarantors named in the Series B Indenture (as defined below) entered into a Second Supplemental Indenture (the “Second Series B Supplemental Indenture” and, together with the Third Series A Supplemental Indenture, the “Supplemental Indentures”) to the Indenture governing the Issuers’ senior floating rate notes due 2012, Series B (the “Old Series B Notes” and, together with the Old Series A Notes, the “Old Senior Notes”), dated as of December 18, 2007, among the Issuers, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Series B Indenture” and, together with the Series A Indenture, the “Original Indentures”).

The Supplemental Indentures were entered into in connection with the Issuers’ previously announced exchange offers (the “Senior Notes Exchange Offers”) and consent solicitations with respect to the Old Senior Notes, commenced on August 28, 2009. The Supplemental Indentures amend the Original Indentures to, among other things, eliminate substantially all of the restrictive covenants and certain events of default and related provisions contained in the Original Indentures and the Old Senior Notes. The amendments will not, however, become operative until the Old Senior Notes tendered in the Exchange Offers are accepted for exchange by the Issuers pursuant to the terms of the Exchange Offers.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indentures, attached hereto as Exhibits 4.1(a) and 4.1(b) and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 29, 2009, Quality Distribution, Inc. (“QDI”) announced the amendments described in Item 8.01 below to the Offers (as defined below).

The Registrant is furnishing the foregoing information under Item 7.01 of this Current Report on Form 8-K. This information, which has not previously been reported, is derived from a Supplement to an Offering Memorandum that is being disseminated in connection with the Exchange Offers. The Registrant is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On September 29, 2009, QDI issued a press release announcing, among other things, the changes described below to the (i) the Senior Notes Exchange Offers (ii) the Issuers’ previously announced exchange offer and consent solicitation (the “Subordinated Notes Exchange Offer” and together with the Senior Notes Exchange Offers, the “Exchange Offers”) with respect to the Issuers’ 9% senior subordinated notes due 2010 (the “Old Subordinated Notes” and together with the Old Senior Notes, the “Old Notes”) and the Issuers’ previously announced cash tender offer (the “Retail Tender Offer” and together with the Exchange Offers, the “Offers”) for the Old Subordinated Notes.

The expiration date (the “Expiration Date”) for the Offers has been extended to midnight, New York time, on October 13, 2009, unless further extended.

The Issuers’ Senior Subordinated PIK Notes (the “New Subordinated Notes”) to be issued in exchange for the Old Subordinated Notes will bear interest at the increased rate of 11.75% per annum, payable as follows: 9% in cash and 2.75% in the form of additional New Subordinated Notes. Interest on the New Subordinated Notes will be payable on February 1, May 1, August 1 and November 1 of each year, commencing February 1, 2010.

The consideration to be paid pursuant to the Senior Notes Exchange Offers, in exchange for each $1,000.00 principal amount of Old Senior Notes and integral multiples thereof properly tendered (and not withdrawn) shall be changed to the following: (i) for Old Senior Notes that were tendered prior to or on the consent date for the Senior Notes Exchange Offers (the “Senior Notes Consent Date”), and together with delivery of a Consent, and accepted by the Issuers, $1,000.00 principal amount of the Issuers’ 10% senior notes due 2013 (the “New Senior Notes” and together with the New Subordinated Notes, the “New Notes”) and (ii) for Old Senior Notes that were tendered after the Senior Notes Consent Date, and together with delivery of a Consent, but prior to or on the applicable Expiration Date, and accepted by the Issuers, $900.00 in New Senior Notes. The interest payment due on October 15, 2009 and any additional accrued interest payable in cash on the Settlement Date will replace the cash exchange consideration originally proposed to be paid on the Settlement Date with respect to the Old Senior Notes.

Holders of Old Subordinated Notes participating in the Exchange Offers and electing to receive New Subordinated Notes in exchange for their tendered Old Subordinated Notes will not receive any payment on the settlement date for the Subordinated Notes Exchange Offer (the “Settlement Date”) on account of accrued and unpaid interest on their tendered and accepted Old Subordinated Notes in the form of New Notes. Instead, following the Settlement Date, on November 15, 2009, the next scheduled interest payment with respect to the Old Subordinated Notes, holders of the New Subordinated Notes will receive a special interest payment with respect to their New Subordinated Notes in cash in the amount of accrued and unpaid interest for the period from the last interest payment date with respect to the Old Subordinated Notes up to the closing date with respect to an equivalent principal amount of Old Subordinated Notes.

Holders of Old Subordinated Notes participating in the Exchange Offers and electing to receive cash (the “Cash Option”) in exchange for their tendered Old Subordinated Notes will receive a payment in cash on the settlement date for the Exchange Offers on account of accrued but unpaid interest from the last interest payment date on the Old Subordinated Notes up to the closing date with respect to the Old Subordinated Notes (as to the portion of their tendered Old Subordinated Notes that is exchanged for cash and not subject to proration). This cash payment will reduce the amount of the cash pool available to participants electing the Cash Option (which, in any event, will only be available after the exchange for cash of any Old Subordinated Notes tendered in the Retail Tender Offer.

The consideration to be paid pursuant to the Subordinated Notes Exchange Offer, in exchange for each $1,000.00 principal amount of Old Subordinated Notes and integral multiples thereof properly tendered (and not withdrawn) together with delivery of a Consent prior to or on the Expiration Date by holders of Old Subordinated Notes that (x) elect to participate in the Note Only Option or (y) elect to receive cash in exchange for their Old Subordinated Notes, but are subject to proration, as to the portion of their tendered Old Subordinated Notes that is not exchanged for cash due to such proration, shall be the following: $1,000.00 principal amount of New Subordinated Notes and 21.71 warrants (“Warrants”), each to purchase one share of common stock of QDI (the “Common Stock”) at an exercise price of $0.01 per share.

The Subordinated Notes Exchange Offer and consent solicitation for the Old Subordinated Notes and the Retail Tender Offer are each conditioned on a revised minimum principal amount of at least 85% of the outstanding principal amount of the Old Subordinated Notes being tendered in the Subordinated Notes Exchange Offer and the Retail Tender Offer on an aggregate basis. In addition, each Exchange Offer remains conditioned upon the consummation of the other Exchange Offer, and each Exchange Offer is conditioned upon the receipt of the requisite consents for the applicable proposed amendments to the indentures governing the Old Notes.

For additional information concerning the foregoing, a copy of the press release dated September 29, 2009 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

4.1(a)	Third Supplemental Indenture to the indenture governing the Issuers’ senior floating rate notes due 2012, Series A, dated as of September 29, 2009, by the Issuers, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.1(b)	Second Supplemental Indenture to the indenture governing the Issuers’ senior floating rate notes due 2012, Series B, dated as of September 29, 2009, by the Issuers, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Disclosure regarding Quality Distribution, LLC in connection with the amendment of private exchange offers and consent solicitations and retail tender offer by Quality Distribution, LLC and QD Capital Corporation on September 29, 2009.

99.2	Text of press release, dated September 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.

Date: September 29, 2009	By:	/s/ JONATHAN C. GOLD
	Name:	Jonathan C. Gold
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Document Description
4.1(a)	Third Supplemental Indenture to the indenture governing the Issuers’ senior floating rate notes due 2012, Series A, dated as of September 29, 2009, by the Issuers, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.1(b)	Second Supplemental Indenture to the indenture governing the Issuers’ senior floating rate notes due 2012, Series B, dated as of September 29, 2009, by the Issuers, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Disclosure regarding Quality Distribution, LLC in connection with the amendment of private exchange offers and consent solicitations and retail tender offer by Quality Distribution, LLC and QD Capital Corporation on September 29, 2009.

99.2	Text of press release, dated September 29, 2009.